Exhibit 10.39
EXECUTION COPY

AMENDMENT NO. 2

Dated as of October 26, 2009

to

LOAN AGREEMENT

Dated as of June 8, 2009

     THIS AMENDMENT NO. 2 (“Amendment”) is made as of October 26, 2009 by and among Photronics, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Loan Agreement dated as of June 8, 2009 by and among the Borrower, the Lenders and the Administrative Agent (as amended by that certain Amendment No. 1 thereto, dated as of September 2, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Loan Agreement;

     WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

     1. Amendments to Loan Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, Section 2.11(c) of the Loan Agreement is amended to add the parenthetical “(provided, however, that in the case of any Net Proceeds received in connection with the Chinese Facility Sale, within three (3) Business Days after approval by SAFE that the Borrower may repatriate such Net Proceeds to the United States of America)” immediately after the phrase “within three (3) Business Days after such net Proceeds are received by the Borrower or any Subsidiary” appearing therein.

     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

     3. Representations and Warranties of the Borrower and Acknowledgements and Confirmations. The Borrower hereby represents and warrants as follows:

     (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

     (c) The Borrower (and by its execution of the Consent and Reaffirmation attached hereto, each Subsidiary Guarantor) hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the effectiveness, genuineness, validity, collectibility or enforceability of the Loan Agreement or any of the other Loan Documents, the Secured Obligations, the Liens securing such Secured Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Loan Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Secured Obligations, the Liens securing the Secured Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

     4. Reference to and Effect on the Loan Agreement.

     (a) Upon the effectiveness hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

2

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

3

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Borrower

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Loan Agreement dated as of June 8, 2009

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually as a Lender and as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Loan Agreement dated as of June 8, 2009

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Loan Agreement dated as of June 8, 2009

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Loan Agreement dated as of June 8, 2009

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Loan Agreement dated as of June 8, 2009

CONSENT AND REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Loan Agreement dated as of June 8, 2009 (as amended by that certain Amendment No. 1 thereto, dated as of September 2, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Photronics, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of October 26, 2009 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Loan Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Loan Agreement contained in the above-referenced documents shall be a reference to the Loan Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: October 26, 2009

[Signature Page Follows]

ALIGN-RITE, INC.	ALIGN-RITE INTERNATIONAL, INC.

By:	By:
Name:	Name:
Title:	Title:

PHOTRONICS ARIZONA, INC.	PHOTRONICS CALIFORNIA, INC.

By:	By:
Name:	Name:
Title:	Title:

PHOTRONICS TEXAS, INC.	PHOTRONICS TEXAS ALLEN, INC. (formerly
known as Photronics-Toppan Texas, Inc.)

By:
Name:	By:
Title:	Name:
Title:

PHOTRONICS TEXAS I, LLC	PHOTRONICS TEXAS I, LP

By: Photronics Texas, Inc., its Sole Member	By: Photronics Texas, Inc., its General Partner

By:	By:
Name:	Name:
Title:	Title:

PHOTRONICS TEXAS II, LLC	PHOTRONICS TEXAS II, LP

By: Photronics-Toppan Texas, Inc., its Sole	By: Photronics-Toppan Texas, Inc., its General
Member	Partner

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Consent and Reaffirmation to Amendment No. 2
Photronics, Inc.
Loan Agreement dated as of June 8, 2009